UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

________________________________

SCHEDULE 14A INFORMATION

________________________________

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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Filed by a party other than the Registrant	☐

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☒	Definitive Proxy Statement
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☐	Soliciting Material under § 240.14a-12

PASITHEA THERAPEUTICS CORP.
(Exact Name of Registrant as Specified In Its Charter)

__________________________________________________________________________________________________________

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):
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July 27, 2022

Dear Pasithea Stockholders,

On behalf of the Board of Directors (the “Board”), we are writing you to ask for your support in this contest over the future direction of Pasithea Therapeutics Corp. (“Pasithea”, the “Company” or “we”, “us” or “our”). Despite the Company’s achievement of its milestones that the Company set at the time of its recent initial public offering, a group of new shareholders that we refer to as the Camac Group, who only acquired their position in our common stock in the last four months, is soliciting consents to call a special meeting to remove all of Pasithea’s directors without cause. Camac has not made any statement or asserted removal for cause of the Board. and without stating any plans for the Company or the Company’s Board of Directors if its efforts are successful. We urge you to reject the Camac Group’s request for written consents to call a special meeting to remove without cause directors and other related stockholder proposals by voting Pasithea’s GOLD Revocation Card.

On July 1, 2022, Camac Fund, LP (“Camac LP”), Camac Partners, LLC, Camac Capital, LLC, Concord IP2 Ltd., Elderhill Corporation, Leonite Capital LLC, Eric Shahinian, David Delaney, and Avi Geller (collectively, the “Camac Group”) commenced a solicitation to obtain consents to request a special meeting of stockholders at which stockholders would vote on a proposal to remove without cause all members of your Board, vote on a proposal related to the filling of vacancies on the Board that would subsequently arise and to repeal any amendments to the Company’s Bylaws adopted after April 13, 2021 (it should be noted that no such amendments have occurred). The Camac Group seems to want to create disturbance but not offer solutions. It seeks to call a special meeting to remove all of the Board and approve other proposals, but fails to outline any plans for the Company, including what it believes should be the composition of the Board and what should happen if all of the directors are removed without cause at the special meeting. Therefore, the Board believes you should oppose these efforts by the Camac Group by voting the GOLD Revocation Card.

The Camac Group does not offer any solutions or plans for the Company. The Camac Group is soliciting consents to call a special meeting but fails to disclose the consequences to the Company if its proposed special meeting is called and its stockholder proposals are approved. The Camac Group fails to identify how new directors will be appointed to replace any removed directors and does not identify any director replacements. If the Camac Group obtains the written consents for the special meeting and the Camac Group’s proposals are approved by stockholders, our Company could have no directors to oversee business operations and be required to engage in a costly and time-consuming solicitations with respect to the special meeting and any appointment of new directors.

This is not the first time that members of the Camac Group, Camac Camac LP and Eric Shahinian, have participated in a solicitation of shareholders aimed at replacing all of the board of directors of a corporation. In October 2019, Camac LP together with Eric Shahinian participated in a proxy contest against Liberated Syndication Inc., a Nevada corporation (“Liberated Syndication”), seeking to replace the entire membership of Liberated Syndication. As part of a settlement with Liberated Syndication, Camac LP extracted a payment from Liberated Syndication of up to $600,000 for their expenses and Eric Shahinian joined the board of directors. During Mr. Shahinian’s tenure as a director of Liberated Syndication, Liberated Syndication was required to restate its financial statements and the Securities and Exchange Commission deemed it necessary for the protection of investors that a public administrative proceeding be instituted against the Liberated Syndication for failure to file any periodic reports since the period ended September 30, 2020, and its registration with the Commission was revoked. The Camac Group has stated that it intends to seek reimbursement from Pasithea of its own solicitation costs without seeking shareholder approval for such reimbursement if its consent solicitation is successful. Pasithea strongly believes that it is in the best interests of Pasithea stockholders to reject the Camac Group’s solicitation as it is costly and distracting and only benefits the Camac Group.

Your Board believes that the Camac Group’s Proposals are not in the best interests of the Company’s stockholders

We believe that the calling and holding of a special meeting, which is a very costly event, is unnecessary and is only being sought solely to further the ultimate interests of the Camac Group, who only began to acquire their current position of Common Stock on March 2, 2022. The Pasithea Board was elected less than a month ago by a majority of the votes cast at Pasithea’s annual meeting of stockholders. The Camac Group had the opportunity at that time to raise its objections regarding the election of the directors and had a reasonable time to propose its own slate of directors to be voted on at the annual meeting. Holding a special meeting diverts significant time and resources from the Company.

The Camac Group is attempting to solicit consents for a special meeting but fails to disclose the consequences to the Company if its proposed special meeting is called and its proposals are approved. The Camac Group only states that it seeks to remove all of the directors on the Board without cause. The Camac Group fails to identify any of the qualifications, experiences or competencies that it believes are missing from the current Pasithea Board or any of the individuals it would seek to nominate to the Pasithea Board let alone how new directors will be appointed to replace any removed directors. If the Camac Group obtains the written consents for the special meeting and the Camac Group’s proposals are approved by stockholders, our Company could be faced with having no directors to oversee business operations and be required to engage in a costly and time-consuming process for identifying and appointing new directors. The Camac Group does not offer any solutions or plans for the Company.

The Camac Group has not proposed any plans for the Company if its proposed special meeting is called and its proposals are approved. We believe that the purpose of the special meeting is to facilitate the Camac Group’s ability to replace all of the members of Pasithea’s Board without cause with its handpicked nominees, none of whom have been disclosed by Camac Group. Members of the Camac Group are new investors in Pasithea with its Common Stock ownership being acquired only in the last four months according to its Schedule 13D.

Pasithea became a public company on September 13, 2021, less than one year ago. Pasithea maintains constructive, ongoing communications with all of its shareholders and welcomes and values their input. Requesting a special meeting of stockholders less than one month after Pasithea’s annual meeting of stockholders requires significant time and resources of management and causes the Company to incur unnecessary expense. The actions of the Camac Group divert resources of the Company at a time when the Company is in the early stages of being a public company and should be devoting resources to the growth of its business.

We believe that your interests will be served best if your current Board and management continue to pursue the Company’s growth strategy and business plan to promote shareholder value.

As further detailed in the enclosed statement, we believe that shareholders should make the important decision on whether to demand a special meeting based on full information and a clear understanding of who it is that is seeking to call the special meeting and the reasons therefor as well as the risks and benefits of calling such a meeting.

If you have already submitted a white written request card to the Camac Group supporting the call of a special meeting, you can revoke such consent by submitting the accompanying GOLD revocation card to Pasithea. Even if you have not submitted a white written request card to the Camac Group, you may nevertheless communicate that you do not believe a special meeting is necessary or express your opposition to calling a special meeting by submitting the accompanying GOLD revocation card to Pasithea.

SUBMIT THE GOLD REVOCATION CARD TODAY

This Consent Revocation Statement contains important information as to why and how you should submit the accompanying GOLD Revocation Card to revoke any white written consent card that you may have previously returned to the Camac Group. We urge you to read this Consent Revocation Statement carefully.

1.      Do not sign the Camac Group’s white written consent card and do not return the white consent card in the postage-paid envelope;

2.      If you have signed the Camac Group’s white written consent card, revoke that consent by signing, dating and returning the enclosed GOLD Revocation Card immediately in the pre-paid envelope provided; and

3.      Even if you have not signed the Camac Group’s white written consent card, you can show your support for your Board and fellow shareholders by signing, dating and returning the enclosed GOLD Revocation Card in the pre-paid envelope provided.

Regardless of the number of shares of Common Stock of Pasithea that you own, your views are very important and we thank you for your continued support.

Sincerely,

The Board of Directors
Pasithea Therapeutics Corp.

If you have any questions regarding this Consent Revocation Statement or about submitting your GOLD Revocation Card, or otherwise require assistance, please contact:

Strategic Shareholder Advisor and Proxy Solicitation Agent
745 Fifth Avenue, 5th Floor, New York, NY 10151
North American Toll Free Phone:
1-866-581-1514
Email: contactus@kingsdaleadvisors.com
Call Collect Outside North America: 416-867-2272

PASITHEA THERAPEUTICS CORP.

PASITHEA SOLICITATION STATEMENT
OF PASITHEA THERAPEUTICS CORP.
IN RESPONSE TO A SOLICITATION OF
WRITTEN REQUESTS FOR SPECIAL MEETING
BY CAMAC FUND, LP, ET. AL.

July 27, 2022

This Pasithea Solicitation Statement (this “Pasithea Solicitation Statement”) and the accompanying GOLD revocation card (the “GOLD Revocation Card”) are being furnished by Pasithea Therapeutics Corp. (“Pasithea”, the “Company” or “we”, “us” or “our”) to the holders of outstanding shares of our common stock (the “Common Stock”) in connection with the solicitation (the “Camac Solicitation”) of White written request cards (“White Written Request Cards”) by Camac Fund, LP, Camac Partners, LLC, Camac Capital, LLC, Concord IP2 Ltd., Elderhill Corporation, Leonite Capital LLC, Eric Shahinian, David Delaney, and Avi Geller (collectively, the “Camac Group”). For purposes of this Pasithea Solicitation Statement, all references herein to the White Written Request Cards being solicited by the Camac Group shall be deemed to include any associated proxies being solicited by the Camac Group. This Pasithea Solicitation Statement and the enclosed GOLD Revocation Card are first being mailed to stockholders on or about July 28, 2022.

We believe that the calling and holding of a special meeting, which is a very costly event, is unnecessary and is only being sought solely to further the ultimate interests of the Camac Group, who only began to acquire their current position of Common Stock on March 2, 2022. The Pasithea Board was elected less than one month ago by a majority of the votes cast at Pasithea’s annual meeting of stockholders. The Camac Group had the opportunity at that time to raise its objections regarding the election of the directors and had a reasonable time to propose their own slate of directors to be voted on at the annual meeting. Holding a special meeting diverts significant time and resources from the Company.

The Camac Group is attempting to solicit consents for a special meeting but fails to disclose the consequences to the Company if its proposed special meeting is called and its stockholder proposals are approved. The Camac Group only states that it seeks to remove all of the directors on the Board without cause. The Camac Group fails to identify any of the qualifications, experiences or competencies that it believes are missing from the current Pasithea Board or any of the individuals it would seek to nominate to the Pasithea Board let alone how new directors will be appointed to replace any removed directors. If the Camac Group obtains the written consents for the special meeting and the Camac Group’s proposals are approved by stockholders, our Company could be faced with having no directors to oversee business operations and be required to engage in a costly and time-consuming process for identifying and appointing new directors. The Camac Group does not offer any solutions or plans for the Company.

Your Board believes that the Camac Group’s Proposals are not in the best interests of the Company’s stockholders

The Camac Group has not proposed any plans for the Company if its proposed special meeting is called and its proposals are approved. We believe that the purpose of the special meeting is to facilitate the Camac Group’s ability to replace all of the members of Pasithea’s Board without cause with its handpicked nominees, none of whom have been disclosed by Camac Group. Members of the Camac Group are new investors in Pasithea with its Common Stock ownership being acquired only in the last four months according to its Schedule 13D filed with the Commission.

This is not the first time that members of the Camac Group, Camac LP and Eric Shahinian, have participated in a solicitation of shareholders aimed at replacing all of the board of directors of a corporation. In October 2019, Camac LP together with Eric Shahinian participated in a proxy contest against Liberated Syndication, seeking to replace the entire membership of Liberated Syndication. As part of a settlement with Liberated Syndication, Camac LP extracted a payment from Liberated Syndication of up to $600,000 for their expenses and Eric Shahinian joined the board of directors. During Mr. Shahinian’s tenure as a director of Liberated Syndication, Liberated Syndication was required to restate its financial statements and the Securities and Exchange Commission deemed it necessary for the protection of investors that a public administrative proceeding be instituted against the Liberated Syndication for failure to file any periodic reports since the period ended September 30, 2020, and its registration with the Commission was revoked. The Camac Group has stated that it intends to seek reimbursement from Pasithea of its own solicitation costs without seeking shareholder approval for such reimbursement if its consent solicitation is successful. Pasithea strongly believes that it is in the best interests of Pasithea stockholders to reject the Camac Group’s solicitation as it is costly and distracting and only benefits the Camac Group.

Pasithea became a public company on September 13, 2021, less than one year ago. Pasithea maintains constructive, ongoing communications with all of its shareholders and welcomes and values their input. Requesting a special meeting of stockholders less than one month after Pasithea’s annual meeting of stockholders requires significant time and resources of management, causing the Company to incur unnecessary expense. The actions of the Camac Group divert resources of the Company at a time when the Company is in the early stages of being a public company and should be devoting resources to the growth of its business.

The Camac Group has indicated the Camac Solicitation that if it obtains sufficient consents to call a special meeting that it intends to submit for shareholder approval the following proposals:

Proposal 1:    To remove, without cause, each of Dr. Tiago Reis Marques, Dr. Yassine Bendiabdallah, Doctor and Professor Lawrence Steinman, Simon Dumesnil and Dr. Emer Leahy as directors of Pasithea (and any persons who are elected, appointed or designated by the Board to fill any vacancy or newly created directorship at any time prior to the time that any of the actions proposed by this Statement become effective); and

Each Pasithea director was elected less than a month ago by a majority of votes cast.

Proposal 2:    To vote on a proposal related to the filling of vacancies on the Board that arise as the result of the removal of one or more directors by stockholders; and

The Camac Group fails to identify any of the qualifications, experiences or competencies that it believes are missing from the current Pasithea Board or any of the individuals it would seek to nominate to the Pasithea Board let alone how new directors will be appointed to replace any removed directors.

Proposal 3:    To repeal each provision or amendment of the Bylaws adopted by the Board without the approval of Pasithea’s stockholders after April 13, 2021 (the last date that the Bylaws were publicly disclosed by Pasithea), and prior to the approval of this proposal; and

No Bylaw amendments have been adopted by the Pasithea Board during this time period.

Proposal 4:    Transact such other business as may properly come before the Special Meeting (items (i) through (iii) are collectively referred to as the “Camac Proposals”).

As of July 27, 2022, there were 26,548,688 shares of Common Stock outstanding. Based on the number of shares outstanding on July 27, 2022 (and assuming the number of shares outstanding on the record date for the proposed special meeting is unchanged from July 27, 2022), in order to request the special meeting in accordance with the Bylaws, the Camac Group would need to validly deliver to the Company pursuant to our Bylaws, executed and unrevoked written requests from holders of approximately 6,637,172 shares of Common Stock as of the record date for the proposed special meeting. The actual number of shares of Common Stock for which executed and unrevoked written requests will need to be received in order to request a special meeting will depend on the number of shares that are outstanding at the time written requests representing valid and unrevoked written requests of stockholders entitled to cast at least 25% of all the votes entitled to be cast at the proposed special meeting as of the record date for the proposed special meeting are delivered to the Company pursuant to our Bylaws.

As of July 27, 2022, our directors and executive officers collectively beneficially own 2,327,174 shares of Common Stock, representing approximately 8.8% of the outstanding shares of Common Stock. None of our directors or executive officers intend to deliver any White Written Request Cards with respect to any of the shares of Common Stock that they beneficially own.

For additional information regarding the mechanics of the Camac Solicitation, see “The Special Meeting Request Procedure — Effectiveness of White Written Requests.”

THE BOARD HAS UNANIMOUSLY DETERMINED THAT THE CAMAC SOLICITATION IS CONTRARY TO THE BEST INTERESTS OF THE COMPANY AND ITS STOCKHOLDERS, AND STRONGLY OPPOSES THE SOLICITATION OF WRITTEN REQUESTS BY THE CAMAC GROUP. ACCORDINGLY, THE BOARD RECOMMENDS THAT YOU DO NOT SIGN ANY WHITE WRITTEN REQUEST CARD SENT TO YOU BY THE CAMAC GROUP. YOU MAY OPPOSE THE CALLING OF A SPECIAL MEETING BY NOT DELIVERING A WHITE CARD TO THE CAMAC GROUP OR BY DELIVERING THE GOLD REVOCATION CARD TO THE COMPANY.

If you have questions or need assistance revoking your White Written Request Card for your shares, please contact our proxy solicitor, Kingsdale Advisors (“Kingsdale”), by phone toll-free at 1-866-581-1514 or call collect outside North America at 416-867-2272, or by email at contactus@kingsdaleadvisors.com.

i

QUESTIONS AND ANSWERS ABOUT THIS REVOCATION SOLICITATION STATEMENT

Who is the Camac Group?

For purposes of this Pasithea Solicitation Statement, the Camac Group refers collectively to Camac Fund, LP, Camac Partners, LLC, Camac Capital, LLC, Concord IP2 Ltd., Elderhill Corporation, Leonite Capital LLC, Eric Shahinian, David Delaney, and Avi Geller.

Why am I receiving this Revocation Solicitation Statement?

The Camac Solicitation seeks to require the Company to call a special meeting of stockholders for stockholders to consider and vote upon the Camac Proposals set forth below. The Board believes that the calling of a special meeting one month after the Pasithea Annual Meeting would be highly unusual, distracting, costly, unnecessary and contrary to the best interests of the Company’s stockholders — see the Board’s recommendation under “Recommendation of the Company’s Board of Directors and Reasons for the Recommendation.”

Proposal 1: To remove, without cause, each of Dr. Tiago Reis Marques, Dr. Yassine Bendiabdallah, Professor Lawrence Steinman, Simon Dumesnil and Dr. Emer Leahy as directors of Pasithea (and any persons who are elected, appointed or designated by the Board to fill any vacancy or newly created directorship at any time prior to the time that any of the actions proposed by this Statement become effective); and

Each Pasithea director was elected less than a month ago by a majority of votes cast.

Proposal 2: To vote on a proposal related to the filling of vacancies on the Board that arise as the result of the removal of one or more directors by stockholders; and

The Camac Group fails to identify any of the qualifications, experiences or competencies that it believes are missing from the current Pasithea Board or any of the individuals it would seek to nominate to the Pasithea Board let alone how new directors will be appointed to replace any removed directors.

Proposal 3: To repeal each provision or amendment of the Bylaws adopted by the Board without the approval of Pasithea’s stockholders after April 13, 2021 (the last date that the Bylaws were publicly disclosed by Pasithea), and prior to the approval of this proposal; and

No Bylaw amendments have been adopted by the Pasithea Board during this time period.

Proposal 4: Transact such other business as may properly come before the Special Meeting (items (i) through (iii) are collectively referred to as the “Camac Proposals”).

Who is making this solicitation?

The Board of Directors of Pasithea is making this solicitation.

Should I oppose the Camac Group’s efforts to call a special meeting?

Yes. We strongly urge you NOT to sign any White Written Request card sent to you by the Camac Group.

We believe there are certain risks and costs, outlined in further detail below, associated with calling a special meeting that shareholders should be aware of before making the decision whether to consent to the Camac Solicitation, including, but not limited to, causing the Company to lose its entire current and highly qualified Board if the special meeting is called and the proposal to remove directors is approved. We strongly believe that allowing the Camac Group to call a special meeting is not in the best interests of Pasithea or its shareholders and is a costly, distracting undertaking and we question whether the Camac Group’s special meeting demand is aimed at only benefitting the Camac Group, by causing all the members of the Pasithea Board without cause to be replaced with the Camac Group’s handpicked nominees which have not been disclosed to Pasithea stockholders during this solicitation process.

We believe that the calling and holding of a special meeting, which is a very costly event, is unnecessary and is only being sought solely to further the ultimate interests of the Camac Group, who only began to acquire their current position of Common Stock on March 2, 2022. The Pasithea Board was elected less than one month ago by a majority of the votes cast at Pasithea’s annual meeting of stockholders. The Camac Group had the opportunity at that time to raise its objections regarding the election of the directors and had a reasonable time to propose their own slate of directors to be voted on at the annual meeting. Holding a special meeting diverts significant time and resources from the Company.

The Camac Group is attempting to solicit consents for a special meeting but fails to disclose the consequences to the Company if its proposed special meeting is called and its stockholder proposals are approved. The Camac Group only states that it seeks to remove all of the directors on the Board. The Camac Group fails to identify any of the qualifications, experiences or competencies that it believes are missing from the current Pasithea Board or any of the individuals it would seek to nominate to the Pasithea Board let alone how new directors will be appointed to replace any removed directors. If the Camac Group obtains the written consents for the special meeting and the Camac Group’s proposals are approved by stockholders, our Company could be faced with having no directors to oversee business operations and be required to engage in a costly and time-consuming process for identifying and appointing new directors. In fact, the Camac Group does not offer any solutions or plans for the Company.

The Camac Group has not proposed any plans for the Company if its proposed special meeting is called and its proposals are approved.    We believe that the purpose of the special meeting is to facilitate the Camac Group’s ability to replace all of the members of Pasithea’s Board with its handpicked nominees, none of whom have been disclosed by Camac Group. Members of the Camac Group are new investors in Pasithea with its Common Stock ownership being acquired only in the last four months according to its Schedule 13D.

This is not the first time that members of the Camac Group, Camac LP and Eric Shahinian, have participated in a solicitation of shareholders aimed at replacing all of the board of directors of a corporation. In October 2019, Camac LP together with Eric Shahinian participated in a proxy contest against Liberated Syndication, seeking to replace the entire membership of Liberated Syndication. As part of a settlement with Liberated Syndication, Camac LP extracted a payment from Liberated Syndication of up to $600,000 for their expenses and Eric Shahinian joined the board of directors. During Mr. Shahinian’s tenure as a director of Liberated Syndication, Liberated Syndication was required to restate its financial statements and the Securities and Exchange Commission deemed it necessary for the protection of investors that a public administrative proceeding be instituted against the Liberated Syndication for failure to file any periodic reports since the period ended September 30, 2020, and its registration with the Commission was revoked. The Camac Group has stated that it intends to seek reimbursement from Pasithea of its own solicitation costs without seeking shareholder approval for such reimbursement if its consent solicitation is successful. Pasithea strongly believes that it is in the best interests of Pasithea stockholders to reject the Camac Group’s solicitation as it is costly and distracting and only benefits the Camac Group.

Pasithea became a public company on September 13, 2021, less than one year ago. Pasithea maintains constructive, ongoing communications with all of its shareholders and welcomes and values their input. Requesting a special meeting of stockholders less than one month after Pasithea’s annual meeting of stockholders requires significant time and resources of management, causing the Company to incur unnecessary expense. The actions of the Camac Group divert resources of the Company at a time when the Company is in the early stages of being a public company and should be devoting resources to the growth of its business.

Not only does the Camac Group not have a plan for how the Board should operate if the proposal to remove directors is approved, certain allegations that the Camac Group makes in the Camac Solicitation justifying the request to call a special meeting and remove directors are misleading. In the Camac Solicitation , the Camac Group states that the Company’s acquisition of Alpha-5 Integrin, LLC (the “Alpha Acquisition”), a company in which Lawrence Steinman, the Executive Chairman and Co-Founder of Pasithea held a minority interest, was a “highly dilutive, related-party acquisition… We believe that Pasithea is suffering from significant corporate governance lapses and chronic financial underperformance”. This statement does not account for the increase in market capitalization that occurred after the Alpha Acquisition. The closing per share price of the Company on the date of the announcement of the Alpha Acquisition was $0.969 and its market capitalization was approximately $22,565,896. As of July 1, 2022, the closing per share price was $1.00. It is misleading and a misrepresentation to characterize the Alpha Acquisition as being “highly dilutive” from a market capitalization perspective since there has been a 17% in increase in the market capitalization since the public announcement of the Alpha Acquisition.

Moreover, the above Camac statement suggesting “significant corporate governance” lapses on behalf of the Company provides no evidentiary support and we believe is conjecture. The Alpha Acquisition was approved by a unanimous written consent of disinterested directors of the Company, with Mr. Steinman recusing himself from any

Board and Board committee discussions on the matter. Mr. Steinman did not employ legal counsel at any point during the negotiations for the Alpha Acquisition, and the counsel provided by the 80% owner of Alpha-5 Integrin, LLC negotiated the transaction. The Company received a fairness opinion an independent financial advisor affirming that the consideration issued by the Company in the Alpha Acquisition was fair, from a financial point of view, to the Company.

Further, the above statement suggesting “chronic financial underperformance” by the Company is misleading because the Company has only been public since September 2021 and was incorporated in May 2020. It is misleading to suggest that Pasithea has chronically financially underperformed when its life as a public company has spanned less than a full year. In addition, in numerous Commission filings, the Company has included a risk factor stating that it expects to incur “significant expenses and operating losses for which [it does] not have offsetting revenue” and stated that it was seeking acquisition candidates. The Company has been fully transparent about the likelihood of financial struggles and the statements used by the Camac Group do not address this.

We strongly urge you to NOT sign any White Written Request Card sent to you by the Camac Group. Whether or not you have previously executed the Camac Group’s White Written Request card, you may elect against the calling of a special meeting if you sign, date and return the enclosed GOLD Revocation Card using the enclosed pre-paid envelope.

What are you asking me to do?

We strongly urge you NOT to sign any White Written Request card sent to you by the Camac Group.

If you wish to convey that you do not believe a special meeting is necessary, wish to oppose the call of a special meeting or wish to revoke a previous Written Request provided to the Camac Group on their White Written Request card, you can sign, date and return the enclosed GOLD Revocation Card, by mail (using the enclosed pre-paid envelope) to Pasithea’s proxy solicitor, Kingsdale.

What happens if I do nothing?

If you do not send in any White Written Request card that the Camac Group may send you and you do not return the enclosed GOLD Revocation Card, you will effectively be voting AGAINST the Camac Group’s attempt to hold a special meeting. However, we urge you to communicate your view that you do not support the Camac Group’s request for a special meeting and sign, date and return the enclosed GOLD Revocation Card, by mail (using the enclosed pre-paid envelope) to the Camac Group’s proxy solicitor, InvestorCom LLC at 9 Old Kings Highway S., Suite 210, Darien, CT 06820.

If I have already delivered a White Written Request Card, is it too late for me to change my mind?

No. You have the right to revoke your White Written Request Card at any time prior to the date of any stockholder-requested special meeting by signing, dating and returning a GOLD Revocation Card in the postage-paid envelope provided.

Does the revocation have any effect on matters other than the Camac Solicitation?

No. Pasithea is seeking revocations only related to the calling of the special meeting by asking you to sign, date and return a GOLD Revocation Card in the postage-paid envelope provided. Pasithea is not currently seeking your proxy, vote, consent or authorization with respect to any other matter.

Who should I call if I have questions about the solicitation?

Strategic Shareholder Advisor and Proxy Solicitation Agent
745 Fifth Avenue, 5th Floor, New York, NY 10151
North American Toll Free Phone:
1-866-581-1514
Email: contactus@kingsdaleadvisors.com
Call Collect Outside North America: 416-867-2272

BACKGROUND OF THE SOLICITATION

The Board and Pasithea management regularly review and discuss Pasithea’s performance, business strategy and competitive position. In connection with these reviews and discussions, the Board and management regularly consider and evaluate strategic options for Pasithea, including acquisitions, dispositions and other strategic transactions, as part of ongoing efforts to strengthen Pasithea’s performance and enhance stockholder value.

On May 13, 2022, the Company filed with the Commission definitive proxy materials (the “Company Proxy Statement”) of the Company’s board of directors (the “Board”) for the Annual Meeting of Shareholders (the “2022 Annual Meeting”) that was held on Thursday, June 23, 2022 at 9:00 a.m., EST.

On June 1, 2022 the Camac Group filed an initial Schedule 13D (the “Initial 13D”) with the Securities and Exchange Commission (the “Commission” or “SEC”) reporting the creation of a group and open market purchases resulting in Camac’s beneficial ownership of approximately 5.8% of the shares of the outstanding Common Stock, all of which was purchased after March 1, 2022. The Initial 13D included a letter to the Board advising it to take no action to amend the bylaws, halt any major capital allocation decisions and refrain from initiating or modifying employment contracts of any personnel or board member (the “Camac Letter”).

On June 8, 2022, Camac spoke with the Company’s Chief Executive Officer, Dr. Tiago Reis Marques, about its concerns mentioned in its Initial 13D.

On June 16, 2022, Camac amended the Initial 13D to report ownership of approximately 6.8% of the outstanding Common Stock, calculated using the number of Common Stock outstanding as of May 9, 2022.

On June 17, 2022, Dr. Marques spoke again with Camac about Camac’s concerns regarding the Company.

On June 22, 2022, the Company announced that it had acquired (the “Alpha Acquisition”) Alpha-5 Integrin, LLC (the “Alpha-5”), a company in which Lawrence Steinman, the Executive Chairman and Co-Founder of Pasithea, held a minority interest.

On June 23, 2022, Camac issued a press release expressing concerns regarding the Alpha Acquisition and stating that Camac intended to withhold its votes for the election of the sitting directors of the Company at the 2022 Annual Meeting.

On June 23, 2022, the Company held its 2022 annual meeting of stockholders where, despite the Camac’s public communications to Company stockholders, each of the Company’s directors was re-elected by a majority of votes cast at the meeting.

On June 27, 2022, Camac filed a second amendment to its Schedule 13D to report ownership of approximately 9.3% of the outstanding Common Stock.

On July 1, 2022, Camac filed its preliminary proxy statement (the “Camac Preliminary Proxy Statement”) with the Commission in which it solicits stockholders’ written consents to call a special meeting of stockholders of the Company through the Camac Solicitation to vote on the following proposals: (i) to remove all directors of the Company, (ii) to vote on a proposal related to filling the vacancies on the Board after removal, and (iii) to repeal all amendments to the Company’s bylaws adopted by the Board without approval of the Company’s stockholders after April 13, 2021.

On July 13, 2022, Camac filed a revised Camac Preliminary Proxy Statement with the Commission.

On July 14, 2022, Camac filed a Definitive Proxy Statement with the Commission regarding the Camac Solicitation.

RECOMMENDATION OF THE COMPANY’S BOARD OF DIRECTORS
AND REASONS FOR THE RECOMMENDATION

For the following reasons, the Board unanimously opposes the Camac Solicitation and recommends that you NOT sign any White Written Request Card sent to you. Whether or not you have previously executed a White Written Request Card, the Board encourages you to sign, date and return the enclosed GOLD Revocation Card as soon as possible.

The Board Believes the Camac Solicitation is Distracting and May Cause the Company to Incur Significant Costs

•        We believe that the calling and holding of a special meeting, which is a very costly event, is unnecessary and is only being sought in order to further the ultimate interests of the Camac Group, who only began to acquire their current position of Common Stock on March 2, 2022. The Pasithea Board was elected less than a month ago by a majority of the votes cast at Pasithea’s annual meeting of stockholders. The Camac Group had the opportunity at that time to raise its objections regarding the election of the directors and had a reasonable time to propose their own slate of directors to be voted on at the annual meeting. Holding a special meeting diverts significant time and resources from the Company.

•        The Camac Group is attempting to solicit consents for a special meeting but fails to disclose the consequences to the Company if its proposed special meeting is called and its stockholder proposals are approved. The Camac Group only states that it seeks to remove all of the directors on the Board without cause. At the annual meeting, each director was elected by a majority of shares cast less than a month ago. The Camac Group fails to identify any of the qualifications, experiences or competencies that it believes are missing from the current Pasithea Board or any of the individuals it would seek to nominate to the Pasithea Board let alone how new directors will be appointed to replace any removed directors. If the Camac Group obtains the written consents for the special meeting and the Camac Group’s proposals are approved by stockholders, our Company could be faced with having no directors to oversee business operations and be required to engage in a costly and time-consuming process for identifying and appointing new directors. The Camac Group does not offer any solutions or plans for the Company. For Pasithea to engage in this solicitation with respect to the Camac Group’s request for the special meeting and then also engage in another solicitation if the special meeting solicitation is successful, would, in our view, be significantly distracting at a time when we believe the full focus and energy of the Board and management should be on executing our business plan as a new public company. In addition to the costs arising from diversion and distraction, we also believe that successive solicitations would require Pasithea to incur additional financial costs.

•        This is not the first time that members of the Camac Group, Camac LP and Eric Shahinian, have participated in a solicitation of shareholders aimed at replacing all of the board of directors of a corporation. In October 2019, Camac LP together with Eric Shahinian participated in a proxy contest against Liberated Syndication, seeking to replace the entire membership of Liberated Syndication. As part of a settlement with Liberated Syndication, Camac LP extracted a payment from Liberated Syndication of up to $600,000 for their expenses and Eric Shahinian joined the board of directors. During Mr. Shahinian’s tenure as a director of Liberated Syndication, Liberated Syndication was required to restate its financial statements and the Securities and Exchange Commission deemed it necessary for the protection of investors that a public administrative proceeding be instituted against the Liberated Syndication for failure to file any periodic reports since the period ended September 30, 2020, and its registration with the Commission was revoked. The Camac Group has stated that it intends to seek reimbursement from Pasithea of its own solicitation costs without seeking shareholder approval for such reimbursement if its consent solicitation is successful. Consequently, rather than having these funds available to grow its business, Pasithea, and ultimately you the shareholders, could bear the entire cost of this consent solicitation and the cost of a special meeting, including all of Pasithea’s legal, printing, mailing and other solicitation fees. These costs could be significant, in addition to the significant disruption and distraction that Pasithea would be forced to incur.

•        Pasithea became a public company on September 13, 2021, less than one year ago. Pasitheamaintains constructive, ongoing communications with all of its shareholders and welcomes and values their input. Requesting a special meeting of stockholders less than one month after Pasithea’s annual meeting of stockholders requires significant time and resources of management, causing the Company to incur unnecessary expense. The actions of the Camac Group divert resources of the Company at a time when the Company is in the early stages of being a public company and should be devoting resources to the growth of its business.

•        The Camac Group has not proposed any plans for the Company if its proposed special meeting is called and its proposals are approved. We believe that the purpose of the special meeting is to facilitate the Camac Group’s ability to replace all of the members of Pasithea’s Board with its handpicked nominees, none of whom have been disclosed by Camac Group. Members of the Camac Group are new investors in Pasithea with its Common Stock ownership being acquired only in the last four months according to its Schedule 13D. Accordingly, we recommend that you carefully consider the potential risks and costs to Pasithea of the Camac Solicitation. If, after careful consideration, you do not wish to support the call of a special meeting, do NOT sign any White Written Request card sent to you by the Camac Group.

Stockholders should carefully consider whether a special meeting is in the best interests of the Company and its stockholders. We strongly believe that a special meeting does not substitute for an open and productive dialogue between us and the stockholders. Your prompt delivery of the enclosed GOLD Revocation Card will allow the Board to focus on growing the Company and maximizing value for its stockholders. Do NOT sign any White Written Request Card sent to you by the Camac Group.

IF YOU ARE NOT CONVINCED THAT A SPECIAL MEETING IS THE APPROPRIATE PATH OR YOU BELIEVE A SPECIAL MEETING IS UNNECESSARY AND WISH TO OPPOSE THE CALLING OF A SPECIAL MEETING, PLEASE SIGN, DATE AND RETURN THE ENCLOSED GOLD REVOCATION CARD USING THE POSTAGE-PAID ENVELOPE PROVIDED AS PROMPTLY AS POSSIBLE, WHETHER OR NOT YOU HAVE SIGNED THE WHITE WRITTEN REQUEST CARD FROM THE CAMAC GROUP AND WHETHER YOU ARE A RECORD OR STREET NAME HOLDER. YOUR VOTE IS IMPORTANT, NO MATTER HOW MANY OR HOW FEW SHARES YOU OWN. PLEASE SEND THE SIGNED GOLD REVOCATION CARD IF YOU HAVE ALREADY SENT THE WHITE WRITTEN REQUEST CARD AND WISH TO REVOKE SAID WHITE CARD.

DESCRIPTION OF THE CAMAC PROPOSALS

As set forth in the Camac Solicitation Statement and related materials filed with the SEC, the Camac Group is soliciting your written request to call a special meeting of the Company’s stockholders, at which it expects to present the following matters for a stockholder vote:

i.       To remove, without cause, each of Dr. Tiago Reis Marques, Dr. Yassine Bendiabdallah, Professor Lawrence Steinman, Simon Dumesnil and Dr. Emer Leahy as directors of Pasithea (and any persons who are elected, appointed or designated by the Board to fill any vacancy or newly created directorship at any time prior to the time that any of the actions proposed by this Statement become effective); and

Each Pasithea director was elected less than a month ago by a majority of votes cast.

ii.      To vote on a proposal related to the filling of vacancies on the Board that arise as the result of the removal of one or more directors by stockholders; and

The Camac Group fails to identify any of the qualifications, experiences or competencies that it believes are missing from the current Pasithea Board or any of the individuals it would seek to nominate to the Pasithea Board let alone how new directors will be appointed to replace any removed directors.

iii.     To repeal each provision or amendment of the Bylaws adopted by the Board without the approval of Pasithea’s stockholders after April 13, 2021 (the last date that the Bylaws were publicly disclosed by Pasithea), and prior to the approval of this proposal; and

No Bylaw amendments have been adopted by the Pasithea Board during this time period.

iv.      Transact such other business as may properly come before the Special Meeting.

THE SPECIAL MEETING REQUEST PROCEDURE

Voting Securities

As of July 27, 2022, there were 26,548,688 shares of Common Stock outstanding. The Company currently has only one class of Common Stock.

Persons beneficially owning shares of Common Stock (but not holders of record), such as persons whose ownership of Common Stock is through a broker, bank, financial institution or other nominee holder, who wish to revoke a previously instructed White Written Request Card must contact such broker, bank, financial institution or other nominee holder and instruct such person to execute a revocation using the GOLD Revocation Card on their behalf. Any failure to submit a White Written Request Card will have the same effect as submitting a GOLD Revocation Card.

Additionally, even if you have not already submitted a White Written Request Card, you may elect to execute and submit the GOLD Revocation Card to communicate that you do not believe a special meeting is necessary or to express your opposition to a special meeting.

Effectiveness of White Written Request Cards

Under our Bylaws, special meetings of the stockholders of the Company may be called by the stockholders of at least 25% of the Common Stock entitled to vote at the proposed special meeting. Such stockholder request for a special meeting shall specify the general nature of the business proposed to be transacted and include documentation sufficient to confirm the stockholder(s) total ownership of shares entitled to vote at the proposed special meeting. If written revocations of the White Written Request Cards have been delivered to the Secretary and the result is that White Written Request Cards have been delivered from stockholders entitled to cast less than 25% of all the votes entitled to be cast at a special meeting as of the record date for the proposed special meeting, then the Secretary is not obligated to call a special meeting.

Upon receipt of such a request, the Board shall determine the date, time and place of such special meeting, which must be scheduled to be held on a date that is within ninety (90) days of receipt by the Secretary of the request therefor, and the Secretary of the Company shall prepare a proper notice thereof. No business may be transacted at such special meeting other than the business specified in the notice to Stockholders of such meeting.

In accordance with Delaware law and our Bylaws, the Board has the sole power to fix the date, time and record date for any special meeting.

We reserve our rights to require full compliance with the provisions set forth in our Certificate of Incorporation, Bylaws and applicable law with respect to any special meeting sought to be called by the Camac Group or any other stockholders.

Effect of GOLD Revocation Card

A stockholder may revoke any previously signed White Written Request Card by signing, dating and returning to us a GOLD Revocation Card.

By signing, dating and returning the GOLD Revocation Card, you will be deemed to have revoked any White Written Request Card submitted to request a special meeting.

Any GOLD Revocation Card may itself be revoked by marking, signing, dating and delivering a written revocation of your GOLD Revocation Card to Pasithea, or to the Camac Group, or by delivering to the Camac Group a subsequently dated White Written Request card that the Camac Group sent to you.

If you submit a written revocation of a GOLD Revocation Card that revoked your previously submitted White Written Request Card, that revocation of the GOLD Revocation Card will not have the effect of supporting the Camac Solicitation. Rather, a stockholder who first submits a GOLD Revocation Card (other than one marking the “No, do not revoke my request” box) and later wishes to support the Camac Solicitation can do so only by signing and delivering a subsequently dated White Written Request Card to the Camac Group.

The revocation of any previously delivered White Written Request Card or GOLD Revocation Card should be signed and have a date subsequent to the previously delivered White Written Request Card or GOLD Revocation Card. The revocation is not required to state the number of shares held unless you wish to revoke your White Written Request Card with respect to less than all shares as to which you previously requested the special meeting, in which case you must state the number of shares to which your revocation relates. In addition, if you have more than one account with respect to which you have delivered a White Written Request Card, the GOLD Revocation Card should identify the relevant account for which the White Written Request Card is being revoked.

We have retained Kingsdale to assist in communicating with stockholders in connection with the Camac Solicitation and to assist in our efforts to obtain GOLD Revocation Cards. If you have any questions about how to complete or submit your GOLD Revocation Card or any other questions, Kingsdale will be pleased to assist you. Please contact Kingsdale by phone toll-free at 1-866-581-1514 or call collect outside North America at 416-867-2272, or by email at contactus@kingsdaleadvisors.com.

If any shares of common stock that you own are held for you in an account with a stock brokerage firm, bank nominee or other similar “street name” holder, you should follow the instructions on the GOLD Revocation Card to revoke a request with respect to your shares. Alternatively, you can contact the person responsible for your account and direct him or her to revoke a request by executing the enclosed GOLD Revocation Card on your behalf. You are urged to confirm in writing your instructions to the person responsible for your account and provide a copy of those instructions to the Company, to Lisa Carlton-Wilson, Investor Relations at lwilson@insitecony.com or 917-543-9932, so that the Company will be aware of your instructions and can attempt to ensure each instruction is followed.

YOU HAVE THE RIGHT TO REVOKE ANY WHITE WRITTEN REQUEST CARD YOU MAY HAVE PREVIOUSLY GIVEN TO THE CAMAC GROUP.    TO DO SO, YOU NEED ONLY SIGN, DATE AND RETURN A GOLD REVOCATION CARD IN THE POSTAGE-PAID ENVELOPE PROVIDED.

You should carefully review this Pasithea Solicitation Statement. YOUR TIMELY RESPONSE IS IMPORTANT. You may reject the Camac Solicitation by promptly signing, dating and returning the enclosed GOLD Revocation Card in the pre-paid envelope provided. Please be aware that if you sign a White Written Request Card but do not check any of the boxes on such White Written Request Card, you will be deemed to have requested a special meeting in accordance with the Camac Solicitation, unless your White Written Request Card is subsequently revoked by a valid revocation.

Results of Solicitation

We anticipate retaining an inspector of requests in connection with the Camac Solicitation. We intend to notify stockholders as to whether the requisite number of written requests have been received for calling a special meeting promptly following the inspector’s review. The inspector will review and determine the validity of any requests to call a special meeting as well as any revocations submitted to Pasithea.

APPRAISAL RIGHTS

Our stockholders do not have appraisal rights under Delaware law in connection with the Camac Solicitation or this Pasithea Solicitation Statement.

SOLICITATION OF REVOCATIONS

Cost and Method

The cost of this Pasithea Solicitation Statement will be borne by the Company. We have retained Kingsdale as proxy solicitors to assist in this solicitation. In addition to the use of mail, revocation requests may be solicited by our directors, certain officers and employees of the Company by facsimile, telephone, email and other electronic channels of communications, in person discussions and by advertisements. We will reimburse brokerage houses, banks, custodians and other nominees and fiduciaries for out-of-pocket expenses incurred in forwarding the Pasithea Solicitation Statement materials to, and obtaining instructions relating to such materials from, beneficial owners of our common stock.

Kingsdale will also assist our communications with our stockholders with respect to the Pasithea Solicitation Statement and such other advisory services as may be requested from time to time by us. Kingsdale has advised the Company that approximately twenty (20) of its employees will be involved in the solicitation of consent revocations on behalf of the Company. Under our agreement with Kingsdale, Kingsdale will receive an estimated fee for solicitation services of $10,000 plus reimbursement of its reasonable, out-of-pocket expenses for its services. In addition, Kingsdale and certain related persons will be indemnified against certain liabilities arising out of or in connection with its engagement.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The table in Annex A sets forth the beneficial ownership of our Common Stock as of July 27, 2022 for each person or group that holds more than 5% of our Common Stock, as well as for each of our current directors and named executive officers and for our current directors and executive officers as a group. To our knowledge, each person that beneficially owns our shares has sole voting and disposition power with regard to such shares. Except as set forth in Annex A, no person who has been a director or executive officer of the Company at any time since January 2, 2021, has any substantial interest, direct or indirect, by security holdings or otherwise, in the outcome of this solicitation.

PARTICIPANTS IN THE SOLICITATION

Under applicable regulations of the SEC, each of the Company’s directors and certain of the Company’s officers and employees are deemed to be “participants” in this solicitation of GOLD Revocation Cards. Except as described in this Pasithea Solicitation Statement, there are no agreements or understandings between the Company and any such participant relating to employment with the Company or any future transactions.

Other than the persons described above, no general class of employee of the Company will be employed to solicit stockholders in connection with the solicitation. However, in the course of their regular duties, employees may be asked to perform clerical or ministerial tasks in furtherance of this solicitation.

HOUSEHOLDING

The Company will not provide householding in connection with the solicitation of GOLD Revocation Cards.

STOCKHOLDER PROPOSALS

Our Bylaws provide that, for stockholder nominations to the Board or other proposals to be considered at an annual meeting, the stockholder must have given timely notice thereof in writing to the Secretary at the principal executive offices of the Company. To be timely, the stockholder’s notice must be delivered to or mailed and received by us not earlier than the close of business on the 120th day nor later than the close of business on the 90th day prior to the anniversary date of the prior year’s annual meeting, except that if the annual meeting is set for a date that is not within 30 days before or after such anniversary date, we must receive the notice not later than the close of business on the tenth day following the day on which we first provide notice or public disclosure of the date of the Annual Meeting. Assuming the date of our 2023 annual meeting of shareholders (“Fiscal 2023 Meeting”) is not so advanced or delayed, stockholders who wish to make a proposal at the Fiscal 2023 Meeting must notify us no earlier than February 24, 2023 and no later than March 27, 2023. Such notice must provide the information required by our Bylaws with respect to each matter the stockholder proposes to bring before the Fiscal 2023 annual meeting. If you wish to obtain a free copy of our Bylaws, please contact Investor Relations at Pasithea Therapeutics Corp., 1111 Lincoln Road, Miami Beach, Florida 33139, or by email at lwilson@insitecony.com.

FORWARD-LOOKING STATEMENTS

This document contains forward-looking statements that can involve substantial risks and uncertainties. All statements other than statements of historical facts contained in this document are forward-looking statements, including statements regarding: any impact of the events described in this document, including the Camac Solicitation, any related special meeting and the risks, costs and expenses related thereto; the anticipated benefits of the Alpha Acquisition; the intent of our directors and officers with respect to the shares of Common Stock that they beneficially own; and, our future results of operations and financial position, business strategy, prospective products, product approvals, research and development costs, future revenue, timing and likelihood of success, plans and objectives of management for future operations, future results of anticipated products and prospects, plans and objectives of management. These statements involve known and unknown risks, uncertainties and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. We caution investors not to place undue reliance on any such forward-looking statements.

We have based these forward-looking statements largely on our current expectations and projections about our business, the industry in which we operate and financial trends that we believe may affect our business, financial condition, results of operations and prospects, and these forward-looking statements are not guarantees of future performance or development. These forward-looking statements speak only as of the date of this document and are subject to a number of risks, uncertainties and assumptions, including the outcome and any related impact of the events described in this document, including the Camac Solicitation, any related special meeting and the risks and costs related thereto and those risks, uncertainties and assumptions described in the section titled “Risk Factors” and elsewhere in our Annual Report on Form 10-K for the year ended December 31, 2021, filed on March 30, 2022. Because forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified, you should not rely on these forward-looking statements as predictions of future events. The events and circumstances reflected in our forward-looking statements may not be achieved or occur and actual results could differ materially from those projected in the forward-looking statements. Except as required by applicable law, we do not plan to publicly update or revise any forward-looking statements contained herein whether as a result of any new information, future events or otherwise.

In addition, statements that “we believe” and similar statements reflect our beliefs and opinions on the relevant subject. These statements are based upon information available to us as of the date of this document, and while we believe such information forms a reasonable basis for such statements, such information may be limited or incomplete, and our statements should not be read to indicate that we have conducted an exhaustive inquiry into, or review of, all potentially available relevant information. These statements are inherently uncertain and you are cautioned not to unduly rely upon these statements.

We make no representations or warranties as to the accuracy of any projections, estimates, targets, statements or information contained in this document. It is understood and agreed that any such projections, estimates, targets, statements and information are not to be viewed as facts and are subject to significant business, financial, economic, operating, competitive and other risks, uncertainties and contingencies, many of which are beyond our control, that no assurance can be given that any particular financial projections or targets will be realized, that actual results may differ from projected results and that such differences may be material. While all financial projections, estimates and targets are necessarily speculative, we believe that the preparation of prospective financial information involves increasingly higher levels of uncertainty the further out the projection, estimate or target extends from the date of preparation. The assumptions and estimates underlying the projected, expected or target results are inherently uncertain and are subject to a wide variety of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the financial projections, estimates and targets. The inclusion of financial projections, estimates and targets in this presentation should not be regarded as an indication that we or our representatives, considered or consider the financial projections, estimates and targets to be a reliable prediction of future events.

WHERE YOU CAN FIND MORE INFORMATION

We file annual, quarterly and current reports and other information with the SEC. You may read and copy any materials we file at the SEC’s Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information about the Public Reference Room. The SEC also maintains an internet website at www.sec.gov that contains periodic and current reports, proxy and information statements, and other information regarding registrants that are filed electronically with the SEC.

These documents are also available, free of charge, through the Investors section of our website, which is located at www.pasithea.com. Information contained on our website is not incorporated by reference into this Pasithea Solicitation Statement and you should not consider information on our website to be part of this Pasithea Solicitation Statement.

If you have any questions or need any assistance in revoking a White Written Request Card you may have given to the Camac Group, please contact our proxy solicitor, Kingsdale Advisors, by phone toll-free at 1-866-581-1514, or call collect outside North America at 416-867-2272, or by email at contactus@kingsdaleadvisors.com.

Annex A

ADDITIONAL INFORMATION REGARDING THE COMPANY’S DIRECTORS AND OFFICERS AND 5% STOCKHOLDERS

The following table sets forth certain information about the persons who have been directors or executive officers as of July 27, 2022.

Name	Position
Dr. Tiago Reis Marques	Chief Executive Officer and Director
Dr. Yassine Bendiabdallah	Chief Operating Officer, Head of U.K. Clinics and Director
Prof. Lawrence Steinman	Executive Chairman and Co-Founder
Simon Dumesnil	Director
Dr. Emer Leahy	Director

The following table sets forth information with respect to the beneficial ownership of our Common Stock as of July 27, 2022 by:

•        each person, or group of affiliated persons, known by us to beneficially own more than 5% of our outstanding shares of Common Stock (other than named executive officers and directors);

•        each of our named executive officers;

•        each of our directors; and

•        all of our executive officers and directors as a group.

The number of shares beneficially owned by each stockholder is determined in accordance with the rules issued by the SEC, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under these rules, beneficial ownership includes any shares as to which the individual or entity has sole or shared voting power or investment power, which includes the power to dispose of or to direct the disposition of such security. Except as indicated in the footnotes below, we believe, based on the information furnished to us, that the individuals and entities named in the table below have sole voting and investment power with respect to all shares of Common Stock beneficially owned by them, subject to any community property laws.

Percentage ownership of our Common Stock based on 26,548,688 shares of Common Stock outstanding as of July 27, 2022. In computing the number of shares beneficially owned by an individual or entity and the percentage ownership of that person, shares of Common Stock subject to options, restricted units, warrants or other rights held by such person that are currently exercisable or will become exercisable within 60 days of July 27, 2022 are considered outstanding, although these shares are not considered outstanding for purposes of computing the percentage ownership of any other person.

To calculate a stockholder’s percentage of beneficial ownership of Common Stock, we must include in the numerator and denominator those shares of Common Stock, as well as those shares of Common Stock underlying options, warrants and convertible securities, that such stockholder is considered to beneficially own. Shares of Common Stock, and Common Stock underlying options, warrants and convertible securities, held by other stockholders, however, are disregarded in this calculation. Therefore, the denominator used in calculating beneficial ownership of each of the stockholders may be different.

Unless otherwise indicated, the address of each beneficial owner listed below is c/o Pasithea Therapeutics Corp., 1111 Lincoln Road, Suite 500, Miami Beach, FL 33139. To our knowledge, there is no arrangement, including any pledge by any person of securities of the Company, the operation of which may at a subsequent date result in a change in control of the Company.

Annex A-1

	Beneficial Ownership
	Common Stock
Name of Beneficial Owner	Shares	%
5% Stockholders:
PD Joint Holdings, LLC, Series 2016-A(1)	2,608,696	9.8%
Camac Funds L.P.(2)	2,170,775	8.2%
Named Executive Officers and Directors:
Dr. Tiago Reis Marques	605,000	2.3%
Dr. Yassine Bendiabdallah	300,000	1.1%
Prof. Lawrence Steinman(3)	1,322,174	4.9%
Simon Dumesnil(4)	50,000	*
Dr. Emer Leahy(5)	50,000	*
All officers and directors as a group (5 persons)	2,327,174	8.8%

____________

*        Less than 1%.

(1)      Based solely upon a Schedule 13G filed on June 22, 2022. To our knowledge, Paul B. Manning holds voting and dispositive control over PD Joint Holdings, LLC, Series 2016-A and as such may be deemed to be an indirect beneficial owner of the reported securities. The address of both Paul B. Manning and PD Joint Holdings, LLC, Series 2016-A is c/o PBM Capital Group, 200 Garrett Street, Suite S, Charlottesville, VA 22902.

(2)      Based solely upon a Schedule 13D/A filed on June 23, 2022. Consists of (i) 191,321shares of common stock held by Concord IP2 Ltd., (ii) 35,200 shares of common stock held by Elderhill Corporation, (iii) 1,034,702 shares of common stock held by Leonite Capital LLC, and (iv) 909,552 shares of common stock held by Camac Fund, LP. To our knowledge, David Delaney holds voting and dispositive control over Concord IP2 Ltd. and Elderhill Corporation and as such may be deemed to be an indirect beneficial owner of the reported securities. The address of Concord IP2 Ltd., Elderhill Corporation and David Delaney is c/o Concord Investment Partners Ltd., 60 St. Clair Avenue East, Suite 702, Toronto, ON, M4T 1N5 Canada. To our knowledge, Avi Geller holds voting and dispositive control over Leonite Capital LLC and as such may be deemed to be an indirect beneficial owner of the reported securities. The address of both Leonite Capital LLC and Avi Geller is 1 Hillcrest Center Drive Suite 232 Spring Valley, NY 10977. To our knowledge, Camac Fund L.P. is controlled by Camac Capital, LLC, and Eric Shahinian is the managing member of Camac Capital, LLC. As such, Mr. Shahinian holds voting and dispositive control over Camac Fund L.P. and as such may be deemed to be an indirect beneficial owner of the reported securities. The address of Camac Fund L.P., Camac Fund, LLC and Eric Shahinian is 350 Park Avenue, 13th Floor, New York, NY 10022.

(3)      Includes 50,000 shares subject to options exercisable within 60 days of July 27, 2022.

(4)      Includes 50,000 shares subject to options exercisable within 60 days of July 27, 2022.

(5)      Includes 50,000 shares subject to options exercisable within 60 days of July 27, 2022.

Annex A-2

REVOKE BY MAIL

Please sign and date and promptly mail your Revocation of Written Request card using the postage-paid envelope provided or return your Revocation of Written Request card to:

51 Mercedes Way, Edgewood, NY 11717
ATT: Vote Processing

Revoke by Mail Sign, date and return your Revocation of Written Request in the postage-paid envelope provided.

Control Number →
IN ORDER FOR YOUR REVOCATION OF WRITTEN REQUEST TO BE VALID, IT MUST BE DATED. PLEASE SIGN AND DATE AND RETURN THE BOTTOM PORTION PROMPTLY USING THE ENCLOSED ENVELOPE.
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PASITHEA THERAPEUTICS CORP.	GOLD REVOCATION CARD

REVOCATION OF WRITTEN REQUEST

THIS REVOCATION OF WRITTEN REQUESTS IS SOLICITED ON BEHALF OF PASITHEA THERAPEUTICS CORP. IN OPPOSITION TO THE SOLICITATION OF REQUESTS BY THE CAMAC GROUP TO CALL A SPECIAL MEETING OF STOCKHOLDERS OF PASITHEA THERAPEUTICS CORP.

Each of the undersigned, acting with regard to all shares of common stock of Pasithea Therapeutics Corp., par value $0.0001 per share, entitled to vote and owned beneficially and/or of record by the undersigned, hereby acts as follows concerning any previously executed written request form and associated proxy card delivered to the Camac Group requesting the calling of a special meeting of stockholders described in the definitive Camac Solicitation Statement, dated July 14, 2022 and hereby confirms that the undersigned has the power to deliver a Revocation of Written Request for the number of shares represented hereby.

YOU MAY REVOKE ANY PREVIOUSLY EXECUTED WRITTEN REQUEST REGARDING THE CAMAC SOLICITATION FOR THE CALL OF A SPECIAL MEETING BY SIGNING, DATING AND RETURNING THIS GOLD REVOCATION CARD TO THE COMPANY IN THE ENCLOSED POSTAGE PAID ENVELOPE.

PLEASE SIGN AND DATE THIS REVOCATION

, 2022
Signature	Title	Date

, 2022
Signature (if held jointly)	Title	Date

Please sign this GOLD Revocation Card exactly as your name appears hereon. If signing as attorney, administrator, executor, guardian or trustee, please give your title as such. If a corporation, this signature should be that of an authorized officer who should state his or her title. If a partnership, sign in partnership name by an authorized person. Signed revocation cards will be deemed to revoke all previously given written requests for the number of shares represented by the above signed.

IN ORDER FOR YOUR REVOCATION OF WRITTEN REQUEST TO BE VALID, IT MUST BE DATED. PLEASE MARK, SIGN, DATE AND RETURN THE BOTTOM PORTION PROMPTLY USING THE ENCLOSED ENVELOPE.
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PASITHEA THERAPEUTICS CORP.	GOLD REVOCATION CARD

YOU MAY REVOKE ANY PREVIOUSLY EXECUTED WRITTEN REQUEST CARD REGARDING THE CAMAC SOLICITATION FOR THE CALLING OF A SPECIAL MEETING BY SIGNING, DATING AND RETURNING THIS GOLD REVOCATION CARD TO THE COMPANY.